UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 21, 2015

MetLife, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-15787	13-4075851
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Park Avenue, New York, N.Y.		10166-0188
(Address of principal executive offices)		(Zip Code)
(212) 578-9500 (Registrant’s telephone number, including area code)

N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.435)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Segment Reporting Changes and Other Updates
MetLife, Inc. is filing this Current Report on Form 8-K to reflect the impact on its previously filed financial statements and other disclosures included in MetLife, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 Annual Report”) filed with the U.S. Securities and Exchange Commission (“SEC”) of actions taken by MetLife, Inc., its subsidiaries and affiliates (the “Company” or “MetLife”) in the first quarter of 2015 as described below.

Beginning with the first quarter of 2015, MetLife implemented certain segment reporting changes related to the (i) measurement of segment operating earnings, which included revising MetLife’s capital allocation methodology, and (ii) the realignment of consumer direct business. These changes have been applied retrospectively effective January 1, 2015 and did not impact total consolidated operating earnings or net income. These changes included the following:

•	Revised MetLife’s capital allocation methodology. This impacted net investment income at the segment level, as well as Corporate & Other;

•	Moved certain tax benefits from Corporate & Other to the business segments. This primarily impacted the Retail segment;

•	Realigned MetLife’s consumer direct business from Corporate & Other to the Latin America segment, which is where MetLife reports its sponsor direct business; and

•	Changed MetLife’s expense allocation. This primarily impacted the EMEA segment, as well as Corporate & Other.
See Note 2 of the Notes to the Consolidated Financial Statements included within Item 8 of Part II in Exhibit 99.1 to this Current Report on Form 8-K for the effects of the retrospective application of these changes.

The following items of the 2014 Annual Report (collectively, the “Revised Sections”) are being revised as and to the extent reflected in Exhibit 99.1 to this Current Report on Form 8-K:

•	Part I, Item 1. Business;

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Part II, Item 8. Financial Statements and Supplementary Data; and

•	Part IV, Item 15. Exhibits and Financial Statement Schedules.
The Revised Sections are being filed as Exhibit 99.1 to this Current Report on Form 8-K and it is hereby incorporated by reference herein. The disclosures filed as Exhibit 99.1 supersede the corresponding portions of the 2014 Annual Report, as specified in such Exhibit. No Items of the 2014 Annual Report other than those identified above are being revised by this filing. Information in the 2014 Annual Report is generally stated as of December 31, 2014 and this filing does not reflect any subsequent information or events other than the changes described above and those reflected in the Consolidated Company Outlook included within Item 7 and Note 23 of the Notes to the Consolidated Financial Statements included within Item 8 of Part II in Exhibit 99.1 to this Current Report on Form 8-K. Without limitation of the foregoing, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2014 Annual Report for any information, uncertainties, transactions, risks, events or trends occurring, or known to management, other than the events described above. More current information is contained in MetLife, Inc.’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 (the “Quarterly Report on Form 10-Q”) and other filings with the SEC. This Current Report on Form 8-K should be read in conjunction with the 2014 Annual Report, the Quarterly Report on Form 10-Q and other filings made by MetLife, Inc. with the SEC.
Other Information
MetLife currently estimates that the additional statutory reserves it believes that its subsidiary, Metropolitan Life Insurance Company (“MLIC”), a New York domestic stock life insurer, is required to maintain in order to comply with New York requirements and restrictions, over and above those prevailing in other states, are approximately $3 billion, including approximately $700 million of reserves attributable to business that MLIC could have ceded by using a captive reinsurer absent the New York moratorium on such transactions. This information was discussed on MetLife’s first quarter 2015 earnings conference call held on May 7, 2015.
Management prepared this estimate of the financial impact on reserves of New York requirements and restrictions using assumptions and methodologies which management believes are reasonable. The reserve differential provided is strictly a hypothetical illustration of MLIC’s reserves if it were subject to the National Association of Insurance Commissioners Accounting Practices and Procedures Manual and does not reflect MLIC’s actual financial condition. MetLife makes no representation or warranty regarding the completeness and accuracy of this estimate. MLIC’s actual financial condition is presented in accordance with New York Statutory Accounting Practices and is reported in MLIC’s most recent annual statement as of December 31, 2014 on file with the New York Department of Financial Services.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

	23.1	Consent of Deloitte & Touche LLP.

	99.1	Revised items in 2014 Annual Report on Form 10-K:

Part I, Item 1. Business

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8. Financial Statements and Supplementary Data

Part IV, Item 15. Exhibits and Financial Statement Schedules

	101.INS	XBRL Instance Document.

	101.SCH	XBRL Taxonomy Extension Schema Document.

	101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

	101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

	101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

	101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METLIFE, INC.

By	/s/ Peter M. Carlson
Name: Peter M. Carlson
Title: Executive Vice President and Chief Accounting Officer (Authorized Signatory and Principal Accounting Officer)
Date: May 21, 2015

Exhibit Index

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1	Revised items in 2014 Annual Report on Form 10-K:

Part I, Item 1. Business

Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8. Financial Statements and Supplementary Data

Part IV, Item 15. Exhibits and Financial Statement Schedules

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

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